SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): August 8, 2002

                                Technitrol, Inc.
              (Exact Name of registrant as specified in its charter)

         Pennsylvania                001-05375                  23-1292472
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                     Identification No.)

         1210 Northbrook Dr., Suite 385, Trevose, PA         19053
           (Address of principal executive offices)        (Zip Code)

    Registrant's telephone number, including area code: (215) 355-2900

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit     Description
-------     -----------

99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9. Regulation FD Disclosure

      Technitrol, Inc. ("Technitrol") is voluntarily complying with the Securities and Exchange Commission's rule on senior management financial statement certifications by the CEO/CFO (Commission Order No. 4-460). Attached as Exhibit 99.1 and 99.2 hereto are the Statements Under Oath of the Principal Executive Officer and the Principal Financial Officer of Technitrol Regarding Facts and Circumstances Relating to Exchange Act Filings.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        TECHNITROL, INC.


                        By:   /s/ Drew A. Moyer
                           -----------------------------------------------------
                              Drew A. Moyer
                              Corporate Secretary

   Date: August 8, 2002